UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2009
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16203 (Commission File Number)	84-1060803 (I.R.S. Employer Identification Number)
370 17th Street
Suite 4300
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Effective as of January 1, 2009, the Company adopted the provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51 (SFAS 160) and FASB Staff Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) (FSP APB 14-1). SFAS 160 requires that noncontrolling interests in subsidiaries be reported as a separate component of equity and establishes a new framework for recognizing net income or loss and comprehensive income or loss by the controlling interest. The presentation and disclosure requirements of this statement are applied retrospectively. FSP APB 14-1 requires that the proceeds from the issuance of convertible debt to be allocated between a liability component (debt issued at a discount) and an equity component. The resulting debt discount is amortized over the period the convertible debt is expected to be outstanding as additional non-cash interest expense. FSP APB 14-1 is applied retrospectively upon adoption.
     In this Current Report on Form 8-K, we are filing our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, which give effect to the retrospective application of the adoption of SFAS 160 and FSP APB 14-1. We are also filing in this Current Report on Form 8-K Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations, which have been revised to give effect to the retrospective application of these standards.
     The information in this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Annual Report on Form 10-K and any documents filed by the Company subsequent to March 2, 2009.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of KPMG LLP

23.2	Consent of Ralph E. Davis Associates, Inc.

99.1	Selected Financial Data, Management Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements of Delta Petroleum Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 5, 2009

Delta Petroleum Corporation
By:	/s/ Stanley F. Freedman
Stanley F. Freedman
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of KPMG LLP

23.2	Consent of Ralph E. Davis Associates, Inc.

99.1	Selected Financial Data, Management Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements of Delta Petroleum Corporation